Exhibit 99.1

P R E S S R E L E A S E
Contact: Investor Relations 804.289.9709	BRINK’S CORPORATE The Brink’s Company 1801 Bayberry Court Richmond, VA 23226-8100 USA

Brink's Closes $400 Million 5-Year and $400 Million 8-Year Senior Notes Offering

RICHMOND, Va., June 12, 2024 (GLOBAL NEWSWIRE) – The Brink’s Company (NYSE:BCO) (the “Company”) today announced that it has closed its previously announced offering of 5-year and 8-year senior unsecured notes in aggregate principal amounts of $400 million and $400 million, respectively. The notes were priced at par, will mature on June 15, 2029 and June 15, 2032, respectively, and bear an annual interest rate of 6.500% and 6.750%, respectively.

Kurt McMaken, executive vice president and CFO, said: “We are pleased with the results of our refinancing. We were able to extend and diversify our future debt maturities, increase liquidity, and maintain leverage within our targeted range. We do not expect this transaction to have a meaningful impact on our 2024 interest expense or our existing EPS guidance range. With the transaction behind us, we remain focused on creating value for our shareholders through operational execution and disciplined capital management.”

The Company expects to use the net proceeds from the offering of the notes to redeem or repurchase the $400 million aggregate principal amount of its outstanding 5.500% Senior Notes due 2025 (the “2025 Senior Notes”) at or prior to maturity and to repay a portion of outstanding borrowings under its $1 billion revolving credit facility. Before applying a portion of the net proceeds to redeem or repurchase the 2025 Senior Notes as described above, the Company expects to use such portion of the net proceeds for general corporate purposes and to temporarily repay additional amounts outstanding under its revolving credit facility.

The notes have not been and will not be registered under the Securities Act of 1933, as amended (“Securities Act”), or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The notes were offered only to persons reasonably believed to be qualified institutional buyers in reliance on the exception from registration set forth in Rule 144A under the Securities Act and outside the United States to non-U.S. persons pursuant to Regulation S under the Securities Act.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the notes, and shall not constitute an offer, solicitation or sale of any notes in any jurisdiction in which such offer, solicitation or sale would be unlawful. Any offers of the notes were made only by means of a private offering memorandum.

About The Brink’s Company

The Brink’s Company (NYSE:BCO) is a leading global provider of cash and valuables management, digital retail solutions, and ATM managed services. Our customers include financial institutions, retailers, government agencies, mints, jewelers and other commercial operations. Our network of operations in 52 countries serves customers in more than 100 countries.

Forward-Looking Statements

This release contains forward-looking information. Words such as "anticipate," "assume," "estimate," "expect," “target,” "project," "predict," "intend," "plan," "believe," "potential," "may," "should" and similar expressions may identify forward-looking information. Forward-looking information in this release includes, but is not limited to, the offering of the notes and the details thereof, including the proposed use of proceeds therefrom.

Forward-looking information in this release is subject to known and unknown risks, uncertainties and contingencies, which are difficult to predict or quantify, and which could cause actual results, performance or achievements to differ materially from those that are anticipated. These risks, uncertainties and contingencies, many of which are beyond the Company’s control, include, but are not limited to: the Company’s ability to improve profitability and execute further cost and operational improvements and efficiencies in its core businesses; the Company’s ability to improve service levels and quality in its core businesses; market volatility and commodity price fluctuations; general economic issues, including supply chain disruptions, fuel price increases, inflation, and changes in interest rates; seasonality, pricing and other competitive industry factors; investment in information technology (“IT”) and its impact on revenue and profit growth; the Company’s ability to maintain an effective IT infrastructure and safeguard confidential information, including from a cybersecurity incident; the Company’s ability to effectively develop and implement solutions for its customers; risks associated with operating in foreign countries, including changing political, labor and economic conditions (including political conflict or unrest), regulatory issues (including the imposition of international sanctions, including by the U.S. government), military conflicts (including but not limited to the conflict in Israel and surrounding areas, as well as the possible expansion of such conflicts and potential geopolitical consequences), currency restrictions and devaluations, restrictions on and cost of repatriating earnings and capital, impact on the Company’s financial results as a result of jurisdictions’ higher than expected inflation and those determined to be highly inflationary, and restrictive government actions, including nationalization; labor issues, including labor shortages negotiations with organized labor and work stoppages; pandemics, acts of terrorism, strikes or other extraordinary events that negatively affect global or regional cash commerce; anticipated cash needs in light of the Company’s current liquidity position; the strength of the U.S. dollar relative to foreign currencies and foreign currency exchange rates; the Company’s ability to identify, evaluate and complete acquisitions and other strategic transactions and to successfully integrate acquired companies; costs related to dispositions and product or market exits; the Company’s ability to obtain appropriate insurance coverage, positions taken by insurers relative to claims and the financial condition of insurers; safety and security performance and loss experience; employee and environmental liabilities in connection with former coal operations, including black lung claims; the impact of the Patient Protection and Affordable Care Act on legacy liabilities and ongoing operations; funding requirements, accounting treatment, and investment performance of the Company’s pension plans, the VEBA and other employee benefits; changes to estimated liabilities and assets in actuarial assumptions; the nature of hedging relationships and counterparty risk; access to the capital and credit markets; the Company’s ability to realize deferred tax assets; the outcome of pending and future claims, litigation, and administrative proceedings; public perception of the Company’s business, reputation and brand; changes in estimates and assumptions underlying critical accounting policies; and the promulgation and adoption of new accounting standards, new government regulations and interpretation of existing standards and regulations.

This list of risks, uncertainties and contingencies is not intended to be exhaustive. Additional factors that could cause the Company’s results to differ materially from those described in the forward-looking statements can be found under "Risk Factors" in Item 1A of the Company’s Annual Report on Form 10-K for the period ended December 31, 2023, as supplemented by the risk factors discussed under Part II, Item 1A of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, and in related disclosures in the Company’s other public filings with the Securities and Exchange Commission. The forward-looking information included in this release is representative only as of the date of this release and The Brink's Company undertakes no obligation to update any information contained in this release, except as required by law.

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